Exhibit 10.31

REMIX THERAPEUTICS INC.

2019 STOCK PLAN

ADOPTED ON JULY 26, 2019

TABLE OF CONTENTS

Page
SECTION 1.	ESTABLISHMENT AND PURPOSE	1

SECTION 2.	ADMINISTRATION	1
(a)	Committees of the Board of Directors	1
(b)	Authority of the Board of Directors	1

SECTION 3.	ELIGIBILITY	1
(a)	General Rule	1
(b)	Ten‑Percent Stockholders	1

SECTION 4.	STOCK SUBJECT TO PLAN	2
(a)	Basic Limitation	2
(b)	Additional Shares	2

SECTION 5.	TERMS AND CONDITIONS OF AWARDS OR SALES	2
(a)	Stock Grant or Purchase Agreement	2
(b)	Duration of Offers and Nontransferability of Rights	2
(c)	Purchase Price	3

SECTION 6.	TERMS AND CONDITIONS OF OPTIONS	3
(a)	Stock Option Agreement	3
(b)	Number of Shares	3
(c)	Exercise Price	3
(d)	Vesting and Exercisability	3
(e)	Basic Term	4
(f)	Termination of Service (Except by Death)	4
(g)	Leaves of Absence	4
(h)	Death of Optionee	4
(i)	Restrictions on Transfer of Options	5
(j)	No Rights as a Stockholder	5
(k)	Modification, Extension and Assumption of Options	5
(l)	Company’s Right to Cancel Certain Options	5

SECTION 7.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS	6
(a)	Restricted Stock Unit Agreement	6
(b)	Payment for Restricted Stock Units	6
(c)	Vesting Conditions	6
(d)	Forfeiture	6
(e)	Voting and Dividend Rights	6
(f)	Form and Time of Settlement of Restricted Stock Units	6
(g)	Death of Recipient	6
(h)	Creditors’ Rights	6
(i)	Modification, Extension and Assumption of Restricted Stock Units	7
(j)	Restrictions on Transfer of Restricted Stock Units	7

SECTION 8.	PAYMENT FOR SHARES	7
(a)	General Rule	7
(b)	Services Rendered	7
(c)	Promissory Note	7
(d)	Surrender of Stock	7
(e)	Cashless Exercise	7
(f)	Net Exercise	8
(g)	Other Forms of Payment	8

SECTION 9.	ADJUSTMENT OF SHARES	8
(a)	General	8
(b)	Corporate Transactions	8
(c)	Dissolution or Liquidation	10
(d)	Reservation of Rights	10

SECTION 10.	MISCELLANEOUS PROVISIONS	10
(a)	Securities Law Requirements	10
(b)	No Retention Rights	10
(c)	Treatment as Compensation	10
(d)	Governing Law	10
(e)	Conditions and Restrictions on Shares	10
(f)	Tax Matters	11

SECTION 11.	DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL	12
(a)	Term of the Plan	12
(b)	Right to Amend or Terminate the Plan	12
(c)	Effect of Amendment or Termination	12
(d)	Stockholder Approval	12

SECTION 12.	DEFINITIONS	12

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Remix Therapeutics Inc. 2019 Stock Plan

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of this Plan is to attract, incentivize and retain Employees, Outside Directors and Consultants through the grant of Awards.  The Plan provides for the direct award or sale of Shares, the grant of Options to purchase Shares and the grant of Restricted Stock Units to acquire Shares.  Options granted under the Plan may be ISOs intended to qualify under Code Section 422 or NSOs which are not intended to so qualify.

Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

(a) Committees of the Board of Directors.  The Plan may be administered by one or more Committees.  Each Committee shall consist, as required by applicable law, of one or more members of the Board of Directors who have been appointed by the Board of Directors.  Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it.  If no Committee has been appointed, the entire Board of Directors shall administer the Plan.  Any reference to the Board of Directors in the Plan or an Award Agreement shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority of the Board of Directors.  Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan.  Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of awards granted to Participants outside the United States, the Board of Directors may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 11(d) below.  All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 3. ELIGIBILITY.

(a) General Rule.  Employees, Outside Directors and Consultants shall be eligible for the grant of Awards under the Plan.  However, only Employees shall be eligible for the grant of ISOs.

(b) Ten‑Percent Stockholders.  A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.  For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a) Basic Limitation.  Not more than 23,696,650 Shares may be issued under the Plan, subject to Subsection (b) below and Section 9(a).  All of these Shares may be issued upon the exercise of ISOs.   The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b) Additional Shares.  In the event that Shares previously issued under the Plan are forfeited to or repurchased by the Company due to failure to vest, such Shares shall be added to the number of Shares then available for issuance under the Plan.  In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan.  In the event that an outstanding Option, Restricted Stock Unit or other right for any reason expires or is canceled, the Shares allocable to the unexercised or unsettled portion of such Option, Restricted Stock Unit or other right shall remain available for issuance under the Plan.  To the extent an Award is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan.  Notwithstanding the foregoing, in the case of ISOs, this Subsection (b) shall be subject to any limitations imposed under Section 422 of the Code and the treasury regulations thereunder.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Grant or Purchase Agreement.  Each award of Shares under the Plan shall be evidenced by a Stock Grant Agreement between the Grantee and the Company.  Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company.  Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Grant Agreement or Stock Purchase Agreement.  The provisions of the various Stock Grant Agreements and Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights.  Any right to purchase Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days (or such other period as may be specified in the Award Agreement) after the grant of such right was communicated to the Purchaser by the Company.  Such right is not transferable and may be exercised only by the Purchaser to whom such right was granted.

(c) Purchase Price.  The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion.  The Purchase Price shall be payable in a form described in Section 8.

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SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.  The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(c) Exercise Price.

(i) General.  Each Stock Option Agreement shall specify the Exercise Price, which shall be payable in a form described in Section 8.  Subject to the remaining provisions of this Subsection (c), the Exercise Price shall be determined by the Board of Directors in its sole discretion.

(ii) ISOs.  The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant, and a higher percentage may be required by Section 3(b).  This Subsection (c)(ii) shall not apply to an ISO granted pursuant to an assumption of, or substitution for, another incentive stock option in a manner that complies with Code Section 424(a).

(iii) NSOs.  Except as specifically set forth in this Subsection (c)(iii), the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant.  This Subsection (c)(iii) shall not apply to an NSO granted to a person who is not a U.S. taxpayer on the Date of Grant or to an NSO that is intended either to be exempt from Code Section 409A as a “short-term deferral” or to comply with the requirements of Code Section 409A.  In addition, this Subsection (c)(iii) shall not apply to an NSO granted pursuant to an assumption of, or substitution for, another stock option in a manner that complies with Code Section 409A.

(d) Vesting and Exercisability.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested and exercisable.  No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement.  The Board of Directors shall determine the vesting and exercisability provisions of the Stock Option Agreement at its sole discretion.

(e) Basic Term.  The Stock Option Agreement shall specify the term of the Option.  The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO, a shorter term may be required by Section 3(b).  Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

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(f) Termination of Service (Except by Death).  If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).  In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).  In no event will an Option, or the Shares underlying an Option, become vested and/or exercisable after termination of the Optionee’s Service unless the Board of Directors takes affirmative action or unless expressly provided in a written agreement between the Company and the Optionee.

(g) Leaves of Absence.  For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence approved by the Company in writing.

(h) Death of Optionee.  If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above; or

(ii) The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).

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All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death).  In no event will an Option, or the Shares underlying an Option, become vested and/or exercisable after the Optionee’s death unless the Board of Directors takes affirmative action or unless expressly provided in a written agreement between the Company and the Optionee.

(i) Restrictions on Transfer of Options.  An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence.  If the Board of Directors so provides, in a Stock Option Agreement or otherwise, an NSO may be transferable to the extent permitted by Rule 701 under the Securities Act.  An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(j) No Rights as a Stockholder.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person submits a notice of exercise, pays the Exercise Price and satisfies all applicable withholding taxes pursuant to the terms of such Option.

(k) Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Board of Directors may modify, reprice, extend or assume outstanding Options or may accept the cancellation of outstanding options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Exercise Price (if applicable).  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option; provided, however, that a modification of an Option that is otherwise favorable to the Optionee (for example, providing the Optionee with additional time to exercise the Option after termination of employment or providing for additional forms of payment) but causes the Option to lose its tax-favored status (for example, as an ISO) shall not require the consent of the Optionee.

(l) Company’s Right to Cancel Certain Options.  Any other provision of the Plan or a Stock Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act.  Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing.  If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option.  The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both.  If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.

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SECTION 7. TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

(a) Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company.  Such Restricted Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Restricted Stock Unit Agreement.  The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

(b) Payment for Restricted Stock Units.  No cash consideration shall be required of the recipient in connection with the grant of Restricted Stock Units.

(c) Vesting Conditions.  Each Restricted Stock Unit Agreement shall specify the vesting requirements applicable to the Restricted Stock Units subject thereto, which the Board of Directors shall determine in its sole discretion.

(d) Forfeiture.  Unless a Restricted Stock Unit Agreement provides otherwise, upon termination of the recipient’s Service and upon such other times specified in the Restricted Stock Unit Agreement, any unvested Restricted Stock Units shall be forfeited to the Company.

(e) Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Restricted Stock Unit granted under the Plan may, at the discretion of the Board of Directors, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding.  Dividend equivalents may be converted into additional Restricted Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

(f) Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Board of Directors.  The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original award, based on predetermined performance factors.  Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement.  Until Restricted Stock Units are settled, the number of Shares represented by such Restricted Stock Units shall be subject to adjustment pursuant to Section 9.

(g) Death of Recipient.  Any Restricted Stock Units that become distributable after the Participant’s death shall be distributed to the Participant’s estate or to any person who has acquired such Restricted Stock Units directly from the recipient by beneficiary designation, bequest or inheritance.

(h) Creditors’ Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company.  Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

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(i) Modification, Extension and Assumption of Restricted Stock Units.  Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding restricted stock units (whether granted by the Company or a different issuer).  The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, impair the Participant’s rights or increase the Participant’s obligations under such Restricted Stock Unit.

(j) Restrictions on Transfer of Restricted Stock Units.  A Restricted Stock Unit shall be transferable by the Participant only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence.  In addition, if the Board of Directors so provides, in a Restricted Stock Unit Agreement or otherwise, a Restricted Stock Unit shall also be transferable to the extent permitted by Rule 701 under the Securities Act.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule.  The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 8.  In addition, the Board of Directors in its sole discretion may also permit payment through any of the methods described in (b) through (g) below.

(b) Services Rendered.  Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c) Promissory Note.  All or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a promissory note.  The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Board of Directors in its sole discretion shall specify the term, interest rate, recourse, amortization requirements (if any) and other provisions of such note.

(d) Surrender of Stock.  All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e) Cashless Exercise.  All or part of the Exercise Price and any withholding taxes may be paid pursuant to a cashless exercise arrangement (whether through a securities broker or otherwise) established by the Company whereby Shares subject to an Option are sold and all or part of the sale proceeds are delivered to the Company.

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(f) Net Exercise.  An Option may permit exercise through a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value (determined by the Board of Directors as of the exercise date) that does not exceed the aggregate Exercise Price or the sum of the aggregate Exercise Price and any withholding taxes (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding taxes not satisfied through such reduction in Shares); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise.

(g) Other Forms of Payment.  To the extent that an Award Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 9. ADJUSTMENT OF SHARES.

(a) General.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made, as applicable, in each of (i) the number and kind of Shares available under Section 4, (ii) the number and kind of Shares covered by each outstanding Option, Award of Restricted Stock Units and any outstanding and unexercised right to purchase Shares that has not yet expired pursuant to Section 5(b),  (iii) the Exercise Price under each outstanding Option and the Purchase Price applicable to any unexercised stock purchase right described in clause (ii) above, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement.  In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code to the extent the Company is relying on the exemption afforded thereunder with respect to an Award.  No fractional Shares shall be issued under the Plan as a result of an adjustment under this Section 9(a), although the Board of Directors in its sole discretion may make a cash payment in lieu of fractional Shares.

(b) Corporate Transactions.  In the event that the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, all Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board of Directors in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or all portions of an Award) in an identical manner. The treatment specified in the transaction agreement or as determined by the Board of Directors may include (without limitation) one or more of the following with respect to each outstanding Award:

(i) The Company, the surviving corporation or a parent thereof may continue or assume the Award or substitute a comparable award for the Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Shares in the transaction).  For avoidance of doubt, a comparable award need not be the same type of award as the Award for which it is substituted, and, in the case of an Option, need not have the same tax-status (e.g., an NSO may be substituted for an ISO).

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(ii) The cancellation of the Award and a payment to the Participant with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction, over (if applicable) (B) the per-Share Exercise Price of the Award (such excess, the “Spread”).  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread.  In addition, any escrow, indemnification, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Stock.  Receipt of the payment described in this Subsection (b)(ii) may be conditioned upon the Participant acknowledging such escrow, indemnification, holdback, earn-out or other provisions on a form prescribed by the Company.  If the Spread applicable to an Award is zero or a negative number, then the Award may be cancelled without making a payment to the Participant.

(iii) Even if the Spread applicable to an Option is a positive number, the Option may be cancelled without the payment of any consideration; provided that the Optionee shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Optionee a reasonable opportunity to exercise the Option.

(iv) In the case of an Option: (A) suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to facilitate the closing of the transaction and/or (B)  termination of any right the Optionee has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and exercisability of an Award in connection with a corporate transaction covered by this Section 9(b).

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(c) Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, Restricted Stock Units and other rights to purchase Shares shall terminate immediately prior to the liquidation or dissolution of the Company.

(d) Reservation of Rights.  Except as provided in Section 7(e) or this Section 9, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class.  Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award.  The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. MISCELLANEOUS PROVISIONS.

(a) Securities Law Requirements.  Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board of Directors, the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.  The Company shall not be liable for a failure to issue Shares as a result of such requirements. Without limiting the foregoing, the Company may suspend the exercise of some or all outstanding Options for a period of up to 60 days in order to facilitate compliance with Securities Act Rule 701(e).

(b) No Retention Rights.  Nothing in the Plan or in any right or Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Treatment as Compensation.  Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the Company, a Parent or a Subsidiary.

(d) Governing Law.  The Plan and all awards, sales and grants under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions), as such laws are applied to contracts entered into and performed in such State.

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(e) Conditions and Restrictions on Shares.  Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board of Directors may determine.  Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.  In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage, which (for avoidance of doubt) need not be set forth in the applicable Award Agreement.

(f) Tax Matters.

(i) As a condition to the award, grant, issuance, vesting, purchase, exercise, settlement or transfer of any Award, or Shares issued pursuant to any Award, granted under this Plan, the Participant shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.

(ii) Unless otherwise expressly set forth in an Award Agreement, it is intended that Awards shall be exempt from Code Section 409A, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent.   To the extent an Award is not exempt from Code Section 409A (any such award, a “409A Award”), any ambiguity in the terms of such Award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the Award’s compliance with the requirements of that statute.  Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Code Section 409A, or any subsequent action taken with respect to such Award, be given effect if such modification or action would cause the Award to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification or action as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Code Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1).  In addition, if a transaction subject to Section 9(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(iii) Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

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SECTION 11. DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL.

(a) Term of the Plan.  The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to approval of the Company’s stockholders under Subsection (d) below.  The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders.  The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan.  Subject to Subsection (d) below, the Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.

(c) Effect of Amendment or Termination.  No Shares shall be issued or sold and no Award granted under the Plan after the termination thereof, except upon exercise or settlement of an Award granted under the Plan prior to such termination.  Except as expressly provided in Section 6(k) above, the termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

(d) Stockholder Approval.  To the extent required by applicable law, the Plan will be subject to approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan will be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 12. DEFINITIONS.

(a) “Award” means any award granted under the Plan, including as an Option, an award of Restricted Stock Units or the grant or sale of Shares pursuant to Section 5 of the Plan.

(b) “Award Agreement” means a Restricted Stock Unit Agreement, Stock Grant Agreement, Stock Option Agreement or Stock Purchase Agreement or such other agreement evidencing an Award under the Plan.

(c) “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of the Board of Directors, as described in Section 2(a).

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(f) “Company” means Remix Therapeutics Inc., a Delaware corporation.

(g) “Consultant” means a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(h) “Date of Grant” means the date of grant specified in the Award Agreement, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Award or (ii) the first day of the Participant’s Service.

(i) “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(j) “Employee” means any individual who is a common‑law employee of the Company, a Parent or a Subsidiary.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(m) “Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(n) “Grantee” means a person to whom the Board of Directors has awarded Shares under the Plan.

(o) “ISO” means an Option that qualifies as an incentive stock option as described in Code Section 422(b).  Notwithstanding its designation as an ISO, an Option that does not qualify as an ISO under applicable law shall be treated for all purposes as an NSO.

(p) “NSO” means an Option that does not qualify as an incentive stock option as described in Code Section 422(b) or 423(b).

(q) “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

(r) “Optionee” means a person who holds an Option.

(s) “Outside Director” means a member of the Board of Directors who is not an Employee.

(t) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

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(u) “Participant” means the holder of an outstanding Award.

(v) “Plan” means this Remix Therapeutics Inc. 2019 Stock Plan.

(w) “Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(x) “Purchaser” means a person to whom the Board of Directors has offered the right to purchase Shares under the Plan (other than upon exercise of an Option).

(y) “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(z) “Restricted Stock Unit Agreement” means the agreement between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Service” means service as an Employee, Outside Director or Consultant.  In case of any dispute as to whether and when Service has terminated, the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(cc) “Share” means one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(dd) “Stock” means the Common Stock of the Company.

(ee) “Stock Grant Agreement” means the agreement between the Company and a Grantee who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.

(ff) “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(gg) “Stock Purchase Agreement” means the agreement between the Company and a Purchaser who purchases Shares under the Plan that contains the terms, conditions and restrictions pertaining to the purchase of such Shares.

(hh) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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Exhibit A
Schedule of Shares Reserved for Issuance under the Plan

Date of Board Approval	Date of Stockholder Approval	Number of Shares Added	Cumulative Number of Shares
July 26, 2019	July 26, 2019	Not Applicable	681,818
March 24, 2020	March 24, 2020	2,373,099	3,054,917
September 15, 2020	September 15, 2020	5,089,146	8,144,063
August 7, 2021	August 7, 2021	2,976,867	11,120,930
March 24, 2022	March 24, 2022	6,796,961	17,917,891
March 15, 2023		1,700,000	19,617,891
September 22, 2023		647,145	20,265,036
March 15, 2024	March 22, 2024	1,726,503	21,991,539
December 12, 2024	January 31, 2025	1,705,111	23,696,650

Remix Therapeutics Inc. 2019 Stock Plan
Notice of Stock Option Grant (Early Exercise)

The Optionee has been granted the following option to purchase shares of the Common Stock of Remix Therapeutics Inc. (the “Company”):

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO»	Incentive Stock Option (ISO)

	«NSO»	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:
This option shall vest, and the Right of Repurchase shall lapse, with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth above.  This option shall vest, and the Right of Repurchase shall lapse, with respect to an additional «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Expiration Date:
«ExpDate».  This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 9 of the Plan.

By signing below or otherwise accepting this option in a manner acceptable to the Company, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, this Notice of Stock Option Grant, the 2019 Stock Plan and the Stock Option Agreement.  Both of the latter documents are attached to, and made a part of, this Notice of Stock Option Grant.  Capitalized terms not otherwise defined herein or in the Stock Option Agreement shall have the meanings set forth in the Plan.  Section 15 of the Stock Option Agreement includes important acknowledgements of the Optionee.

Optionee:	Remix Therapeutics Inc.

By:
Title:

THE OPTION GRANTED PURSUANT TO THE NOTICE OF STOCK OPTION GRANT AND THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
Remix Therapeutics Inc. 2019 Stock Plan:
Stock Option Agreement (Early Exercise)

SECTION 1. GRANT OF OPTION.

(a) Option.  On the terms and conditions set forth in the Notice of Stock Option Grant, this Agreement and the Plan, the Company has granted to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).  This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Except as otherwise defined in this Agreement (including without limitation Section 16 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability.  Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.  Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b) Stockholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in or pursuant to this Agreement or the Plan, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice (on a form prescribed by the Company) to the Company pursuant to Section 14(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if requested by the Company, executing and delivering such stockholders agreements as apply to the holders of the Company’s preferred stock (including, without limitation, any right of first refusal and co-sale agreement and/or voting agreement of the Company) and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)).  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b) Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the vesting or transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items.  The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c) Issuance of Shares.  After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing, or electronic notation representing, the Shares for which this option has been exercised.  Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust.  Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares.  In the case of Restricted Shares, the Company shall cause any certificates evidencing such Shares to be deposited in escrow under Section 7(c).  In the case of other Shares, the Company shall cause any certificates evidencing such Shares to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents or pursuant to a form of electronic funds transfer acceptable to the Company.

(b) Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Cashless Exercise.  All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.  However, payment pursuant to the preceding sentence shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.  At the discretion of the Board of Directors, all or part of the Purchase Price and any withholding taxes may be paid pursuant to another cashless exercise arrangement established by the Company.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become vested before the Optionee’s Service terminated or becomes vested as a result of such termination.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested before the Optionee’s Service terminated or becomes vested as a result of such termination.  Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c) Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested before the Optionee’s death or becomes vested as a result of the Optionee’s death.  Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d) Additional Vesting After Termination of Service.  The period of time beginning on the date that the Optionee’s Service terminates or the date that the Optionee dies while in Service and ending on the earliest of the occasions determined pursuant to Subsections (b) or (c) above, as applicable, is referred to as the “post-termination exercise period”.  To the extent this option is not fully vested on the date the Optionee’s Service terminates or the date that the Optionee dies while in Service, the Board of Directors may, during the post-termination exercise period, take action to cause this option to become vested (in whole or in part).  In no event will this option become vested after termination of the Optionee’s Service or death unless the Board of Directors takes affirmative action pursuant to the preceding sentence or unless expressly provided in a written agreement between the Company and the Optionee.  In this regard, any provision of this Agreement or another agreement that provides for vesting upon an event (including, without limitation, a change in control) will be deemed to require Service through the occurrence of such event unless the agreement clearly provides otherwise.

(e) Extension of Post-Termination Exercise Periods.  Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(f) Part-Time Employment and Leaves of Absence.  If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant.  If the Optionee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the vesting schedule set forth in the Notice of Stock Option Grant.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence approved by the Company in writing.  Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work when such leave ends.

(g) Notice Concerning ISO Treatment.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

(a) Scope of Repurchase Right.  Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase.  The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares.  The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below.  If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b) Lapse of Repurchase Right.  The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c) Escrow.  Upon issuance, any certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement.  Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow.  All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow.  Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) if held in escrow, released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months).  In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d) Exercise of Repurchase Right.  The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 14(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares.  The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased.  Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares.  If the Restricted Shares being repurchased are represented by certificate(s), any such certificate(s) shall be delivered to the Company.  If the Restricted Shares being repurchased are not represented by certificate, the repurchase shall be effected by an appropriate book entry on the stock ledger for the Shares.

(e) Termination of Rights as Stockholder.  If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration).  Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not any certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f) Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin‑off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.  Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same.  In the event of any transaction described in Section 9(b) of the Plan or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g) Transfer of Restricted Shares.  The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence.  The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust or other entity established by the Optionee solely for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h) Assignment of Repurchase Right.  The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part.  Any person who accepts an assignment of the Right of Repurchase from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 7.

SECTION 8.  RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal.  In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions no less favorable to the Optionee than those described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound.  Any proposed transfer on terms and conditions less favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin‑off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d) Termination of Right of First Refusal.  Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers.  This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust or other entity established by the Optionee solely for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)  Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a) General Restrictions.  Unless the Stock is readily tradeable on an established securities market, the transfer of any of the Shares acquired pursuant to this Agreement (or any interest therein) shall, at the Company’s request, be conditioned upon (i) effecting such transfer pursuant to a form of stock transfer agreement prescribed by the Company and (ii) payment of a transfer fee not to exceed $5,000.

(b) Securities Law Restrictions.  Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c) Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin‑off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e) Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f) Legends.  Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED.  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY.  IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH STOCK OPTION AGREEMENT.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH STOCK OPTION AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.  IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF.  HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(g) Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h) Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. DRAG ALONG RIGHT.

(a) Required Actions.  If the Requisite Parties approve a Sale of the Company, then Optionee hereby agrees with respect to all Shares which the Optionee own(s) or over which the Optionee otherwise exercises voting or dispositive authority:

(i) if such Sale of the Company requires stockholder approval under the Certificate, the Bylaws of the Company or any law, rule or regulation applicable to the Company, to vote (in person, by proxy or by action by written consent, as applicable) such Shares in favor of such Sale of the Company (it being understood that, within five (5) days after the delivery of a proxy or consent solicitation statement (or similar document requesting the consent or approval of stockholders) in respect of any Sale of the Company, the Stockholder shall duly execute and deliver a proxy or consent, as the case may be, in favor of such Sale of the Company);

(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Optionee as is being sold by the Selling Holders to the person to whom the Selling Holders propose to sell their Shares;

(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(iv) if the consideration for such Shares pursuant to the Sale of the Company includes any securities, accept in lieu thereof an amount of cash equal to the fair value (as determined in good faith by the Company) of such securities to the extent reasonably necessary (as determined in good faith by the Company) to comply with applicable federal and state securities laws;

(v) if the Selling Holders appoint a stockholder representative (the “Stockholder Representative”) for matters affecting the stockholders of the Company under the applicable definitive transaction agreements, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders;

(vi) to agree to make representations and warranties and to agree to indemnity and other liability obligations in connection with the Sale of the Company on terms and conditions that, taken as a whole, are no less favorable to Optionee than to other holders of Common Stock of the Company; and

(vii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company, as reasonably requested by the Company, including a written consent, release and/or joinder, and to not take any action inconsistent with the Sale of the Company.

(b) Exceptions.  Notwithstanding the foregoing, an Optionee will not be required to comply with Subsection (a) above in connection with any Sale of the Company unless (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock and (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, subject, in each case, to any “rollover” or similar arrangements provided in the definitive documents relating to such Sale of the Company.  If the consideration to be paid in exchange for the Shares pursuant to such Sale of the Company includes any securities and due receipt thereof by the Optionee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Optionee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Optionee in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Optionee, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors or the Requisite Parties, as applicable) of the securities which such Optionee would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

SECTION 13. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan.  In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 9(b) of the Plan.

SECTION 14. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).  In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

(d) Modifications and Waivers.  No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee); provided, however, that a modification that is otherwise favorable to the Optionee (for example, providing the Optionee with additional time to exercise this option after termination of employment or providing for additional forms of payment) but causes this option to lose its tax-favored status (for example, as an ISO) shall not require the consent of the Optionee.  No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(h) Binding Effect on Transferees, Heirs, Successors and Assigns.  This Agreement shall be binding upon Optionee’s permitted transferees, heirs, successors and assigns; provided that for any such transfer to be deemed effective, the transferee shall agree on a form prescribed by the Company to be bound by the terms and conditions of this Agreement, including the restrictions on transfer in Section 11 and the drag along right in Section 12.  The Company shall not record any transfer of Shares on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection (h).

SECTION 15. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of Repurchase), 8 (Right of First Refusal), 9 (Legality of Initial Issuance), 11 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off) and 12 (Drag Along Right), as well as the following provisions:

(a) Tax Consequences.  The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities.  The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation.  In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.  Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company.  The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.  In addition, if this option is designated as an ISO, the Optionee acknowledges that there is no guarantee that the option in fact qualifies for incentive stock option treatment or that it will continue to qualify for incentive stock option treatment at the time of exercise.  In this regard, the Optionee acknowledges that the Company may take actions that will cause the option to cease to be eligible for incentive stock option treatment and that such actions do not require the Optionee’s consent.

(b) Electronic Delivery of Documents.  The Optionee acknowledges and agrees that the Company may, in its sole discretion, deliver all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company).  The Optionee acknowledges that he or she may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(c) No Notice of Expiration Date.  The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service.  The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires.  This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d) Waiver of Statutory Information Rights.  The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she shall waive, and shall be deemed to have waived, any rights the Optionee would otherwise have under Section 220 of the Delaware General Corporation Law (or under similar rights pursuant to any other applicable law) to inspect for any purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary of the Company (the “Inspection Rights”).  The Optionee acknowledges and understands that, but for the waiver made herein, the Optionee would be entitled, upon compliance with the procedures set forth in Section 220 of the Delaware General Corporation Law, to Inspection Rights pursuant thereto, and further acknowledges and agrees that the waiver set forth herein is a knowing and voluntary waiver of such rights, that the Optionee has received sufficient consideration for such waiver and that the Company would not be willing to provide the benefits to the Optionee hereunder without the benefit of such waiver from the Optionee.  This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have pursuant to any written agreement with the Company.

(e) Plan Discretionary.  The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f) Termination of Service.  The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g) Extraordinary Compensation.  The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Authorization to Disclose.  The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i) Personal Data Authorization.  The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i).  The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”).  The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.  The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.  The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf.  The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

SECTION 16. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Certificate” shall mean the Company’s amended and restated certificate of incorporation as in effect from time to time.

(d) “Company” shall mean Remix Therapeutics Inc., a Delaware corporation.

(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Remix Therapeutics Inc. 2019 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(j) “Requisite Parties” shall mean both the Board of Directors and the Selling Holders.

(k) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(l) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(m) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(n) “Sale of the Company” shall mean: (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), (ii) a sale of all or substantially all of the assets of the Company or (iii) any other transaction that qualifies as a “Liquidation Event” as defined in the Certificate.

(o) “Selling Holders” shall mean the holders of a majority of the then-outstanding shares of Common Stock (voting together as a single class and on an as-converted basis).

(p) “Service” shall mean service as an Employee, Outside Director or Consultant.

(q) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(r) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

(s) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

Remix Therapeutics Inc. 2019 Stock Plan
Notice of Stock Option Grant (Installment Exercise)

The Optionee has been granted the following option to purchase shares of the Common Stock of Remix Therapeutics Inc. (the “Company”):

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO»	Incentive Stock Option (ISO)

	«NSO»	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Schedule/Date Exercisable:
This option shall vest and become exercisable with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth below.  This option shall vest and become exercisable with respect to an additional «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:	«VestComDate»

Expiration Date:
«ExpDate».  This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 9 of the Plan.

By signing below or otherwise accepting this option in a manner acceptable to the Company, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, this Notice of Stock Option Grant, the 2019 Stock Plan and the Stock Option Agreement.  Both of the latter documents are attached to, and made a part of, this Notice of Stock Option Grant.  Capitalized terms not otherwise defined herein or in the Stock Option Agreement shall have the meanings set forth in the Plan.  Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

Optionee:	Remix Therapeutics Inc.

By:
Title:

THE OPTION GRANTED PURSUANT TO THE NOTICE OF STOCK OPTION GRANT AND THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.
Remix Therapeutics Inc. 2019 Stock Plan:
Stock Option Agreement (Installment Exercise)

SECTION 1. GRANT OF OPTION.

(a) Option.  On the terms and conditions set forth in the Notice of Stock Option Grant, this Agreement and the Plan, the Company has granted to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).  This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Except as otherwise defined in this Agreement (including without limitation Section 15 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability.  Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in or pursuant to this Agreement or the Plan, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice (on a form prescribed by the Company) to the Company pursuant to Section 13(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if requested by the Company, executing and delivering such stockholders agreements as apply to the holders of the Company’s preferred stock (including, without limitation, any right of first refusal and co-sale agreement and/or voting agreement of the Company) and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

(b) Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items.  The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c) Issuance of Shares.  After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing, or electronic notation representing, the Shares for which this option has been exercised.  Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust.  Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. The Company shall cause any certificates evidencing such Shares to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents or pursuant to a form of electronic funds transfer acceptable to the Company.

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(b) Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Cashless Exercise.  All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.  However, payment pursuant to the preceding sentence shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.  At the discretion of the Board of Directors, all or part of the Purchase Price and any withholding taxes may be paid pursuant to another cashless exercise arrangement established by the Company.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become vested and exercisable before the Optionee’s Service terminated or becomes vested and exercisable as a result of such termination.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee’s Service terminated or becomes vested and exercisable as a result of such termination. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

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(c) Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee’s death or becomes vested and exercisable as a result of the Optionee’s death.  Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d) Additional Vesting After Termination of Service.  The period of time beginning on the date that the Optionee’s Service terminates or the date that the Optionee dies while in Service and ending on the earliest of the occasions determined pursuant to Subsections (b) or (c) above, as applicable, is referred to as the “post-termination exercise period”.  To the extent this option is not fully vested and exercisable on the date the Optionee’s Service terminates or the date that the Optionee dies while in Service, the Board of Directors may, during the post-termination exercise period, take action to cause this option to become vested and exercisable (in whole or in part).  In no event will this option become vested or exercisable after termination of the Optionee’s Service or death unless the Board of Directors takes affirmative action pursuant to the preceding sentence or unless expressly provided in a written agreement between the Company and the Optionee.  In this regard, any provision of this Agreement or another agreement that provides for vesting upon an event (including, without limitation, a change in control) will be deemed to require Service through the occurrence of such event unless the agreement clearly provides otherwise.

(e) Extension of Post-Termination Exercise Periods.  Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(f) Part-Time Employment and Leaves of Absence.  If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant.  If the Optionee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the vesting schedule set forth in the Notice of Stock Option Grant.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence approved by the Company in writing.  Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work when such leave ends.

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(g) Notice Concerning ISO Treatment.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal.  In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions no less favorable to the Optionee than those described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound.  Any proposed transfer on terms and conditions less favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

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(c) Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin‑off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal.  Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers.  This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust or other entity established by the Optionee solely for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 7.

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SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a) General Restrictions.  Unless the Stock is readily tradeable on an established securities market, the transfer of any of the Shares acquired pursuant to this Agreement (or any interest therein) shall, at the Company’s request, be conditioned upon (i) effecting such transfer pursuant to a form of stock transfer agreement prescribed by the Company and (ii) payment of a transfer fee not to exceed $5,000.

(b) Securities Law Restrictions.  Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

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(c) Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin‑off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e) Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f) Legends.  Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED.  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH STOCK OPTION AGREEMENT. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH STOCK OPTION AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.  IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF.  HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(g) Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h) Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. DRAG ALONG RIGHT.

(a) Required Actions.  If the Requisite Parties approve a Sale of the Company, then Optionee hereby agrees with respect to all Shares which the Optionee own(s) or over which the Optionee otherwise exercises voting or dispositive authority:

(i) if such Sale of the Company requires stockholder approval under the Certificate, the Bylaws of the Company or any law, rule or regulation applicable to the Company, to vote (in person, by proxy or by action by written consent, as applicable) such Shares in favor of such Sale of the Company (it being understood that, within five (5) days after the delivery of a proxy or consent solicitation statement (or similar document requesting the consent or approval of stockholders) in respect of any Sale of the Company, the Stockholder shall duly execute and deliver a proxy or consent, as the case may be, in favor of such Sale of the Company);

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(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Optionee as is being sold by the Selling Holders to the person to whom the Selling Holders propose to sell their Shares;

(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(iv) if the consideration for such Shares pursuant to the Sale of the Company includes any securities, accept in lieu thereof an amount of cash equal to the fair value (as determined in good faith by the Company) of such securities to the extent reasonably necessary (as determined in good faith by the Company) to comply with applicable federal and state securities laws;

(v) if the Selling Holders appoint a stockholder representative (the “Stockholder Representative”) for matters affecting the stockholders of the Company under the applicable definitive transaction agreements, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders;

(vi) to agree to make representations and warranties and to agree to indemnity and other liability obligations in connection with the Sale of the Company on terms and conditions that, taken as a whole, are no less favorable to Optionee than to other holders of Common Stock of the Company; and

(vii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company, as reasonably requested by the Company, including a written consent, release and/or joinder, and to not take any action inconsistent with the Sale of the Company.

(b) Exceptions.  Notwithstanding the foregoing, an Optionee will not be required to comply with Subsection (a) above in connection with any Sale of the Company unless (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock and (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, subject, in each case, to any “rollover” or similar arrangements provided in the definitive documents relating to such Sale of the Company.  If the consideration to be paid in exchange for the Shares pursuant to such Sale of the Company includes any securities and due receipt thereof by the Optionee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Optionee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Optionee in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Optionee, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors or the Requisite Parties, as applicable) of the securities which such Optionee would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

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SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan.  In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 9(b) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).  In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

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(d) Modifications and Waivers.  No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee); provided, however, that a modification that is otherwise favorable to the Optionee (for example, providing the Optionee with additional time to exercise this option after termination of employment or providing for additional forms of payment) but causes this option to lose its tax-favored status (for example, as an ISO) shall not require the consent of the Optionee.  No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(h) Binding Effect on Transferees, Heirs, Successors and Assigns.  This Agreement shall be binding upon Optionee’s permitted transferees, heirs, successors and assigns; provided that for any such transfer to be deemed effective, the transferee shall agree on a form prescribed by the Company to be bound by the terms and conditions of this Agreement, including the restrictions on transfer in Section 10 and the drag along right in Section 11.  The Company shall not record any transfer of Shares on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection (h).

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SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of First Refusal), 8 (Legality of Initial Issuance), 10 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off) and 11 (Drag Along Right), as well as the following provisions:

(a) Tax Consequences.  The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities.  The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation.  In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.  Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company.  The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. In addition, if this option is designated as an ISO, the Optionee acknowledges that there is no guarantee that the option in fact qualifies for incentive stock option treatment or that it will continue to qualify for incentive stock option treatment at the time of exercise.  In this regard, the Optionee acknowledges that the Company may take actions that will cause the option to cease to be eligible for incentive stock option treatment and that such actions do not require the Optionee’s consent.

(b) Electronic Delivery of Documents.  The Optionee acknowledges and agrees that the Company may, in its sole discretion, deliver all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company).  The Optionee acknowledges that he or she may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(c) No Notice of Expiration Date.  The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service.  The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires.  This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

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(d) Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she shall waive, and shall be deemed to have waived, any rights the Optionee would otherwise have under Section 220 of the Delaware General Corporation Law (or under similar rights pursuant to any other applicable law) to inspect for any purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary of the Company (the “Inspection Rights”).  The Optionee acknowledges and understands that, but for the waiver made herein, the Optionee would be entitled, upon compliance with the procedures set forth in Section 220 of the Delaware General Corporation Law, to Inspection Rights pursuant thereto, and further acknowledges and agrees that the waiver set forth herein is a knowing and voluntary waiver of such rights, that the Optionee has received sufficient consideration for such waiver and that the Company would not be willing to provide the benefits to the Optionee hereunder without the benefit of such waiver from the Optionee.  This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have pursuant to any written agreement with the Company.

(e) Plan Discretionary.  The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f) Termination of Service.  The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g) Extraordinary Compensation.  The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Authorization to Disclose.  The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

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(i) Personal Data Authorization.  The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i).  The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”).  The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.  The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.  The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf.  The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

SECTION 15. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Certificate” shall mean the Company’s amended and restated certificate of incorporation as in effect from time to time.

(d) “Company” shall mean Remix Therapeutics Inc., a Delaware corporation.

(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Remix Therapeutics Inc. 2019 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Requisite Parties” shall mean both the Board of Directors and the Selling Holders.

(j) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(k) “Sale of the Company” shall mean: (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), (ii) a sale of all or substantially all of the assets of the Company or (iii) any other transaction that qualifies as a “Liquidation Event” as defined in the Certificate.

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(l) “Selling Holders” shall mean the holders of a majority of the then-outstanding shares of Common Stock (voting together as a single class and on an as-converted basis).

(m) “Service” shall mean service as an Employee, Outside Director or Consultant.

(n) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(o) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

(p) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

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Remix Therapeutics Inc. 2019 Stock Plan:
Summary of Stock Grant (for Services)

The Transferee is acquiring shares of the Common Stock of Remix Therapeutics Inc. (the “Company”) on the following terms:

Name of Transferee:	«Name»

Total Number of Transferred Shares:	«TotalShares»

Date of Transfer:	«DateTransfer»

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:
«Percent»% of the Transferred Shares shall vest, and the Forfeiture Condition shall lapse with respect to such shares, when the Transferee completes «CliffPeriod» months of continu-ous Service beginning with the Vesting Commencement Date set forth above.  An additional «Fraction»% of the Transferred Shares shall vest, and the Forfeiture Condition shall lapse with respect to such shares, when the Transferee completes each month of continuous Service thereafter.

By signing below or otherwise accepting this award in a manner acceptable to the Company, the Transferee and the Company agree that the acquisition of the Transferred Shares is governed by the terms and conditions of this Summary of Stock Grant, the 2019 Stock Plan and the Stock Grant Agreement.  Both of these latter documents are attached to, and made a part of, this Summary of Stock Grant.  Capitalized terms not otherwise defined herein or in the Stock Grant Agreement shall have the meanings set forth in the Plan.

By signing below, the Transferee consents, with respect to all shares of capital stock of the Company held by the Transferee, to receive any notice given by the Company under its certificate of incorporation or bylaws, as the same may be amended and/or restated from time to time, the General Corporation Law of the State of Delaware (the “General Corporation Law”) or otherwise, by electronic transmission pursuant to Section 232 of the General Corporation Law at the email address set forth below.  The Transferee further acknowledges and agrees that the Company may rely upon any expressions of the Transferee’s consent to proposed corporate actions received from the email address provided below.  The Transferee hereby agrees to notify the Company of any change to his or her email address set forth below, and further agrees that the provision of such notice shall constitute the Transferee’s consent to receive notice and to provide the Transferee’s expression of consent as provided herein at such address.  In the event that the Company is unable to deliver notice to the Transferee at the e-mail address set forth below, the Transferee shall, within five (5) days after a request by the Company, provide the Company with a valid e-mail address to which the Transferee consents to receive notice and to provide expressions of consent as provided herein.

Transferee:	Remix Therapeutics Inc.

By:
Email Address:	Title:

Mailing Address:

Remix Therapeutics Inc. 2019 Stock Plan:
Stock Grant Agreement (for Services)

SECTION 1. ACQUISITION OF SHARES.

(a) Transfer.  On the terms and conditions set forth in the Summary of Stock Grant, this Agreement and the Plan, the Company agrees to transfer to the Transferee the number of Shares set forth in the Summary of Stock Grant.  The transfer shall occur at the offices of the Company on the date of transfer set forth in the Summary of Stock Grant or at such other place and time as the parties may agree.

(b) Consideration.  The Transferee and the Company agree that the Transferred Shares are being issued to the Transferee as consideration for a portion of the services performed by the Transferee for the Company.  The value of such portion is agreed to be not less than 100% of the Fair Market Value of the Transferred Shares.

(c) Stock Plan and Defined Terms.  The transfer of the Transferred Shares is subject to the Plan, a copy of which the Transferee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Except as otherwise defined in this Agreement (including without limitation Section 12 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. FORFEITURE CONDITION.

(a) Scope of Forfeiture Condition.  Until they vest in accordance with Subsection (b) below, the Transferred Shares shall be subject to forfeiture to the Company and shall be referred to as “Restricted Shares.”  The Transferee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence.  The Transferee may transfer Restricted Shares to one or more members of the Transferee’s Immediate Family or to a trust or other entity established by the Transferee solely for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Transferee transfers any Restricted Shares, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(b) Vesting.  The Transferred Shares shall vest, and the Forfeiture Condition shall lapse with respect to the Transferred Shares, in accordance with the vesting schedule set forth in the Summary of Stock Grant.

(c) Execution of Forfeiture.  The Forfeiture Condition shall be applicable only if the Transferee’s Service terminates for any reason, with or without cause, including (without limitation) death or disability, before all Transferred Shares have become vested.  In the event that the Transferee’s Service terminates for any reason, any certificate(s) representing any remaining Restricted Shares shall be delivered to the Company.  If the Restricted Shares are not represented by certificate, the forfeiture shall be effected by an appropriate book entry on the stock ledger for the Shares.  The Company shall make no payment for Transferred Shares that are forfeited.

(d) Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin‑off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Forfeiture Condition.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

(e) Termination of Rights as Stockholder.  If Transferred Shares are forfeited in accordance with this Section 2, then the person who is to forfeit such Transferred Shares shall no longer have any rights as a holder of such Transferred Shares.  Such Transferred Shares shall be deemed to have been forfeited in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(f) Escrow.  Upon issuance, any certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement.  Any new, substituted or additional securities or other property described in Subsection (d) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Transferred Shares are at the time Restricted Shares.  All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Transferee and shall not be held in escrow.  Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for forfeiture and cancellation in the event that the Forfeiture Condition or Right of First Refusal applies or (ii) released to the Transferee upon the Transferee’s request to the extent the Transferred Shares are no longer Restricted Shares (but not more frequently than once every six months).  In any event, all Transferred Shares that have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the termination of the Transferee’s Service or (ii) the lapse of the Right of First Refusal.

(g) Part-Time Employment and Leaves of Absence.  If the Transferee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant.  If the Transferee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the vesting schedule set forth in the Summary of Stock Grant.  Except as provided in the preceding sentence, Service shall be deemed to continue while the Transferee is on a bona fide leave of absence approved by the Company in writing.  Service shall be deemed to terminate when such leave ends, unless the Transferee immediately returns to active work when such leave ends.

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SECTION 3. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal.  In the event that the Transferee proposes to sell, pledge or otherwise transfer to a third party any Transferred Shares, or any interest in Transferred Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Transferred Shares.  If the Transferee desires to transfer Transferred Shares, the Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Transferred Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Subsequent Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by the Transferee and by the proposed Subsequent Transferee and must constitute a binding commitment of both parties to the transfer of the Transferred Shares.  The Company shall have the right to purchase all, and not less than all, of the Transferred Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after receiving the Transfer Notice, the Transferee may, not later than 90 days after the Company received the Transfer Notice, conclude a transfer of the Transferred Shares subject to the Transfer Notice on the terms and conditions no less favorable to the Transferee than those described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Transferee is bound.  Any proposed transfer on terms and conditions less favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer by the Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Transferred Shares on the terms set forth in the Transfer Notice within 60 days after the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Transferred Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Transferred Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin‑off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Transferred Shares subject to this Section 3 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Transferred Shares subject to this Section 3.

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(d) Termination of Right of First Refusal.  Any other provision of this Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Transferee desires to transfer Transferred Shares, the Company shall have no Right of First Refusal, and the Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers.  This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Transferee’s Immediate Family or to a trust or other entity established by the Transferee solely for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Transferee transfers any Transferred Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(f) Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

(a) Transferee Representations.  In connection with the issuance and acquisition of Shares under this Agreement, the Transferee hereby represents and warrants to the Company as follows:

(i) The Transferee is acquiring and will hold the Transferred Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Transferee understands that the Transferred Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Transferred Shares must be held indefinitely, unless their sale or other transfer is subsequently registered under the Securities Act or the Transferee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.  The Transferee further acknowledges and understands that the Company is under no obligation to register the Transferred Shares.

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(iii) The Transferee is aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions.  These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction,” and that the amount of securities being sold during any three‑month period not exceed specified limitations.  The Transferee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied as of the Date of Transfer and that the Company is not required to take action to satisfy any such conditions.

(iv) The Transferee will not sell, transfer or otherwise dispose of the Transferred Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.  The Transferee agrees that he or she will not dispose of the Transferred Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Transferred Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Transferred Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Transferred Shares under applicable state law.

(v) The Transferee has received and has had access to such information as he or she considers necessary or appropriate for deciding whether to invest in the Transferred Shares, and the Transferee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Transferred Shares.

(vi) The Transferee is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss.  The Transferee is able, without impairing his or her financial condition, to hold the Transferred Shares for an indefinite period and to suffer a complete loss of his or her investment in the Transferred Shares.

(b) General Restrictions.  Unless the Stock is readily tradeable on an established securities market, the transfer of any Shares acquired pursuant to this Agreement (or any interest therein) shall, at the Company’s request, be conditioned upon (i) effecting such transfer pursuant to a form of stock transfer agreement prescribed by the Company and (ii) payment of a transfer fee not to exceed $5,000.

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(c) Securities Law Restrictions.  Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Transferred Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop‑transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(d) Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Transferee or a Subsequent Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Transferred Shares without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin‑off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Transferred Shares until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (d).  This Subsection (d) shall not apply to Shares registered in the public offering under the Securities Act.

(e) Rights of the Company.  The Company shall not be required to (i) transfer on its books any Transferred Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Transferred Shares, or otherwise to accord voting, dividend or liquidation rights to, any Subsequent Transferee to whom Transferred Shares have been transferred in contravention of this Agreement.

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SECTION 5. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Transferee and the Transferee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. NO RETENTION RIGHTS.

Nothing in this Agreement or in the Plan shall confer upon the Transferee any right to continue providing services to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Transferee) or of the Transferee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7. TAX ELECTION.

The acquisition of the Transferred Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b).  Such election may be filed only within 30 days after the date of transfer set forth in the Summary of Stock Grant.  The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit.  The Transferee should consult with his or her tax advisor to determine the tax consequences of acquiring the Transferred Shares and the advantages and disadvantages of filing the Code Section 83(b) election.  The Transferee acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Transferee requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8. LEGENDS.

Any certificates (or electronic equivalent) evidencing Transferred Shares shall bear the following legends:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK GRANT AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED.  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND IMPOSES CERTAIN FORFEITURE CONDITIONS UPON TERMINATION OF SERVICE WITH THE COMPANY.  IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH STOCK GRANT AGREEMENT.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH STOCK GRANT AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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Any certificates (or electronic equivalent) evidencing the Transferred Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.  IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF.  HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any State in connection with the issuance of the Transferred Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 9. DRAG ALONG RIGHT.

(a) Required Actions.  If the Requisite Parties approve a Sale of the Company, then Transferee hereby agrees with respect to all Shares which the Transferee own(s) or over which the Transferee otherwise exercises voting or dispositive authority:

(i) if such Sale of the Company requires stockholder approval under the Certificate, the Bylaws of the Company or any law, rule or regulation applicable to the Company, to vote (in person, by proxy or by action by written consent, as applicable) such Shares in favor of such Sale of the Company (it being understood that, within five (5) days after the delivery of a proxy or consent solicitation statement (or similar document requesting the consent or approval of stockholders) in respect of any Sale of the Company, the Stockholder shall duly execute and deliver a proxy or consent, as the case may be, in favor of such Sale of the Company);

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(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Transferee as is being sold by the Selling Holders to the person to whom the Selling Holders propose to sell their Shares;

(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(iv) if the consideration for such Shares pursuant to the Sale of the Company includes any securities, accept in lieu thereof an amount of cash equal to the fair value (as determined in good faith by the Company) of such securities to the extent reasonably necessary (as determined in good faith by the Company) to comply with applicable federal and state securities laws;

(v) if the Selling Holders appoint a stockholder representative (the “Stockholder Representative”) for matters affecting the stockholders of the Company under the applicable definitive transaction agreements, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders;

(vi) to agree to make representations and warranties and to agree to indemnity and other liability obligations in connection with the Sale of the Company on terms and conditions that, taken as a whole, are no less favorable to Transferee than to other holders of Common Stock of the Company; and

(vii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company, as reasonably requested by the Company, including a written consent, release and/or joinder, and to not take any action inconsistent with the Sale of the Company.

(b) Exceptions.  Notwithstanding the foregoing, a Transferee will not be required to comply with Subsection (a) above in connection with any Sale of the Company unless (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock and (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, subject, in each case, to any “rollover” or similar arrangements provided in the definitive documents relating to such Sale of the Company.  If the consideration to be paid in exchange for the Shares pursuant to such Sale of the Company includes any securities and due receipt thereof by the Transferee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Transferee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Transferee in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Transferee, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors or the Requisite Parties, as applicable) of the securities which such Transferee would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

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SECTION 10. MISCELLANEOUS PROVISIONS.

(a) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions), as such laws are applied to contracts entered into and performed in such State.

(b) Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Transferee at the address that he or she most recently provided to the Company in accordance with this Subsection (b).  In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

(c) Entire Agreement.  The Summary of Stock Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Modifications and Waivers.  No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Transferee and an authorized officer of the Company (other than the Transferee).  No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision of or of the same condition or provision at another time.

(e) Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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(f) Binding Effect on Transferees, Heirs, Successors and Assigns.  This Agreement shall be binding upon Transferee’s permitted transferees, heirs, successors and assigns; provided that for any such transfer to be deemed effective, the transferee shall agree on a form prescribed by the Company to be bound by the terms and conditions of this Agreement, including the forfeiture condition in Section 2, the right of first refusal in Section 3, the restrictions on transfer in Section 4 and the drag along right in Section 9.  The Company shall not record any transfer of Shares on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection (f).

SECTION 11. ACKNOWLEDGEMENTS OF THE TRANSFEREE.

In addition to the other terms, conditions and restrictions imposed on the Shares acquired pursuant to this Agreement, the Transferee expressly acknowledges being subject to Sections 2 (Forfeiture Condition), 3 (Right of First Refusal), 4 (Other Restrictions on Transfer, including without limitation the Market Stand-Off) and 9 (Drag Along Right), as well as the following provisions:

(a) Electronic Delivery of Documents.  The Transferee acknowledges and agrees that the Company may, in its sole discretion, deliver all documents relating to the Company, the Plan or this award and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company).  The Transferee acknowledges that he or she may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(b) Tax Consequences and Withholding.  The Transferee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Transferee’s tax liabilities.  The Transferee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this award or the Transferee’s other compensation.  In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Transferee’s participation in the Plan and legally applicable to the Transferee (the “Tax-Related Items”)) as a result of the grant or vesting of the Transferred Shares, the Transferee, as a condition of this award, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items.  The Transferee acknowledges that the responsibility for all Tax-Related Items is the Transferee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c) Waiver of Statutory Information Rights. The Transferee acknowledges and agrees that, until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she shall waive, and shall be deemed to have waived, any rights the Transferee would otherwise have under Section 220 of the Delaware General Corporation Law (or under similar rights pursuant to any other applicable law) to inspect for any purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary of the Company (the “Inspection Rights”).  The Transferee acknowledges and understands that, but for the waiver made herein, the Transferee would be entitled, upon compliance with the procedures set forth in Section 220 of the Delaware General Corporation Law, to Inspection Rights pursuant thereto, and further acknowledges and agrees that the waiver set forth herein is a knowing and voluntary waiver of such rights, that the Transferee has received sufficient consideration for such waiver and that the Company would not be willing to provide the benefits to the Transferee hereunder without the benefit of such waiver from the Transferee.  This waiver applies only in the Transferee’s capacity as a stockholder and does not affect any other inspection rights the Transferee may have pursuant to any written agreement with the Company.

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(d) Plan Discretionary.  The Transferee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Transferee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the transfer of the Transferred Shares does not in any way create any contractual or other right to receive additional awards under the Plan at any time or in any amount and (iv) all determinations with respect to any additional awards, including (without limitation) the times when awards will be granted, the number of Shares offered and the vesting schedule, will be at the sole discretion of the Company.

(e) Termination of Service.  The Transferee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(f) Extraordinary Compensation.  The value of the Transferred Shares shall be an extraordinary item of compensation outside the scope of the Transferee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(g) Authorization to Disclose.  The Transferee hereby authorizes and directs the Transferee’s employer to disclose to the Company or any Subsidiary any information regarding the Transferee’s employment, the nature and amount of the Transferee’s compensation and the fact and conditions of the Transferee’s participation in the Plan, as the Transferee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(h) Personal Data Authorization.  The Transferee consents to the collection, use and transfer of personal data as described in this Subsection (h).  The Transferee understands and acknowledges that the Company, the Transferee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Transferee for the purpose of managing and administering the Plan, including (without limitation) the Transferee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Transferee’s favor (the “Data”).  The Transferee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Transferee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan.  The Transferee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.  The Transferee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Transferee’s participation in the Plan, including a transfer to any broker or other third party with whom the Transferee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Transferee’s behalf.  The Transferee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (h) by contacting the Company in writing.

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SECTION 12. DEFINITIONS.

(a) “Agreement” shall mean this Stock Grant Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Certificate” shall mean the Company’s amended and restated certificate of incorporation, as in effect from time to time.

(d) “Company” shall mean Remix Therapeutics Inc., a Delaware corporation.

(e) “Forfeiture Condition” shall mean the forfeiture condition described in Section 2.

(f) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(g) “Plan” shall mean the Remix Therapeutics Inc. 2019 Stock Plan, as amended.

(h) “Requisite Parties” shall mean both the Board of Directors and the Selling Holders.

(i) “Restricted Share” shall mean a Transferred Share that is subject to the Forfeiture Condition.

(j) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(k) “Sale of the Company” shall mean: (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), (ii) a sale of all or substantially all of the assets of the Company or (iii) any other transaction that qualifies as a “Liquidation Event” as defined in the Certificate.

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(l) “Selling Holders” shall mean the holders of a majority of the then-outstanding shares of Common Stock (voting together as a single class and on an as-converted basis).

(m) “Service” shall mean service as an Employee, Outside Director or Consultant.

(n) “Subsequent Transferee” shall mean any person to whom the Transferee has directly or indirectly transferred any Transferred Shares.

(o) “Transferee” shall mean the individual named in the Summary of Stock Grant.

(p) “Transfer Notice” shall mean the notice of a proposed transfer of Transferred Shares described in Section 3.

(q) “Transferred Shares” shall mean the Shares acquired by the Transferee pursuant to this Agreement.

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Exhibit I

Section 83(b) Election

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and pursuant to Treasury Regulations Section 1.83-2, to include in gross income as compensation for services the fair market value of the shares described below.

(1)	The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

(2)	The property with respect to which the election is made is ______ shares of the common stock of Remix Therapeutics Inc.

(3)	The property was transferred to the taxpayer on __________ __, ____.

(4)	The taxable year for which the election is made is the calendar year ____.

(5)
The property is subject to forfeiture if for any reason taxpayer’s service with the issuer terminates.  The forfeiture condition lapses in a series of installments over a ____-year period ending on __________ __, ____.

(6)
The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $______ per share x ______ shares = $__________.

(7)	No amount was paid for such property.

(8)	The amount to include in gross income is $______. [The amount in Line 6.]

(9)	A copy of this statement was furnished to Remix Therapeutics Inc., for whom taxpayer rendered the services underlying the transfer of such property.

(10)	This statement is executed on __________ __, ____.

Spouse (if any)	Taxpayer

Within 30 days after the date of transfer of the property, this election must be filed with the Internal Revenue Service office where the taxpayer files his or her annual federal income tax return.  The filing should be made by registered or certified mail, return receipt requested.  The taxpayer must deliver a copy of the completed form to the Company.